AMENDMENT TO THE
                                 SONAT INC.
                        RETIREMENT PLAN FOR DIRECTORS


      Sonat Inc. hereby amends the Sonat Inc. Retirement Plan for Directors (the "Plan") as follows:
            1.   The phrase "a discount rate equal to the yield on new
      10 year AA rated general obligation tax-exempt bonds as determined by Merrill Lynch & Co. (or its affiliates)" in Paragraph 4(a) of the Plan is amended to read "a discount rate equal to the yield on new 7-12 year AA-rated general obligation tax-exempt bonds as determined by Merrill Lynch & Co. (or its affiliates)".

            2. This amendment shall be effective for all distributions from the Plan occurring on or after April 28, 1994.

      IN WITNESS WHEREOF, Sonat Inc. has caused this document to be executed as of April 28, 1994.
                                        SONAT INC.



                                   by:  /s/ Beverley T. Krannich
                                        Beverley T. Krannich
                                        Vice President - Human Resources
                                        and Secretary